UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS Dreman International Value Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Financial Highlights
26 Notes to Financial Statements
35 Report of Independent Registered Public Accounting Firm
36 Information About Your Fund's Expenses
37 Tax Information
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Board Members and Officers
47 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

During the 12-month period ended August 31, 2012, DWS Dreman International Value Fund returned -2.62%, compared with the -2.76% return of its benchmark, the Russell Global ex-U.S. Value Index.

International stocks produced a negative absolute return and substantially underperformed the U.S. market, as gauged by the 18.00% return of the Standard & Poor's 500® (S&P 500) Index, during the past year. There were two leading causes for this dramatic shortfall. First, the periodic headlines regarding the European debt crisis created a high level of investor uncertainty and fueled short-term market sell-offs in the autumn of 2011 and April 2012. Second, growth in China slowed precipitously, and the resulting concerns about a "hard landing" in one of the world's most important economies weighed heavily on the industrial and materials sectors.

Portfolio management employs a value strategy and looks for companies it believes are undervalued. These are typically companies that portfolio management believes have been historically sound but are temporarily out of favor. Portfolio management uses a variety of quantitative screens to compare a company's stock price to earnings, book value, cash flow and dividend yield, and analyzes individual companies to identify those that portfolio management believes are financially sound and appear to have strong potential for long-term growth. Portfolio management compares its valuations on an absolute basis as well as within their respective industries. To further narrow the universe, portfolio management analyzes factors such as price momentum, earnings estimate revisions and fundamental changes. After narrowing the universe through a combination of qualitative and fundamental research, portfolio management evaluates and selects the 45 to 60 stocks typically held by the fund.

For the fund, these events translated into performance that was slightly better than the index, despite a small performance shortfall for the period. Throughout the past year, we took advantage of periodic market weakness to capitalize on extremely attractive valuations in two areas: European financial stocks that we saw as being likely to emerge from the crisis as the long-term survivors, and cyclical stocks that were hit hard by concerns about slower growth. While we made these moves on a bottom-up, stock-by-stock basis, the net result was that the portfolio gradually became more aggressive in its positioning via larger weightings in financials, materials and industrials.

In the short term, the result of this approach was that the fund generally outperformed the market when stocks rose and underperformed when they fell — a pattern that was reflected in the fund's negative total return for the year. However, our goal is to invest where we see the best long-term value regardless of short-term performance trends. We believe this approach, together with our tilt away from the "safe" but very expensive defensive sectors of the market (such as consumer staples), should provide an appropriate positioning at this stage of the economic cycle.

Fund Performance

Our stock selection process worked best in the consumer discretionary sector, where the largest contribution to performance came from our position in the Indian vehicle manufacturer Tata Motors Ltd. We bought the stock over a year ago on the belief that its purchase of the Jaguar and Land Rover brands was a transformative acquisition that wasn't being fully appreciated by the market. Tata has since delivered a strong return as investors gradually recognized the value in its shares.

The fund also outperformed in the materials sector, where we helped offset the negative return of the broader group through our positions in Yamana Gold, Inc., the Canadian fertilizer producer Agrium, Inc. and the German chemical company BASF SE. We hold a weighting of approximately 5.3% in gold stocks on the belief that the stimulative policies of the world's central banks should help support the price of gold and, by extension, mining companies' earnings results.

Industrials also proved to be an area of strength for the fund, thanks, in part, to the robust return of the maritime shipping company Seaspan Corp. We bought the stock at its bear market low of 2008, and we sold it at a higher price in the first quarter of 2012 on the belief that it had become fully valued. We believe this helps illustrate our process at work; namely, our goal of buying otherwise healthy companies at depressed valuations, and then selling the securities as they reach more appropriate valuations so that we can put the cash to work elsewhere.

Outside of these three sectors, the top contributors for the annual period were the Canadian energy company Nexen, Inc., which was taken over by the Chinese company CNOOX Ltd.* at a premium; the German chemical company Bayer AG; and the French pharmaceutical concern Sanofi, which we have since sold from the portfolio.

* Not held in the portfolio as of August 31, 2012.

In terms of detractors, our performance was hurt by our positions in various financial stocks that lagged the broader sector. Foremost among these were the Spanish banks Banco Santander SA and Banco Bilbao Vizcaya Argentaria SA, as well as the Korean stock KB Financial Group, Inc. At the close of the period, more than one-quarter of the fund was invested in financials, vs. 32.7% in its benchmark. We began adding to the financial sector in mid-2011, when we saw depressed valuations and the continued healthy fundamentals of the many diversified global financial giants that we believe are likely to emerge as survivors from Europe's crisis. Although financials produced an uneven performance in the past year, we continue to see attractive valuations and the potential for rising dividends from this underappreciated segment of the market.

Technology and telecommunications were also areas of relative weakness for the fund. In technology, our performance was pressured by China Digital TV Holding Co., Ltd., which we have since sold, and Marvell Technology Group Ltd., which we continue to hold. In the telecommunications sector, our primary detractor was Telefonica SA, a Spanish company whose shares were pressured by the debt crisis in its home market.

"We are maintaining our emphasis on what we believe to be high-quality companies with attractive yields and compelling valuations."

Outlook and Positioning

Concerns about high-level issues such as the European debt problems, periodic softness in U.S. economic data and the state of China's economy led to occasional bouts of market weakness during the past year. We welcomed this volatility, as it provided us with the opportunity to add attractive companies at value prices. In fact, we saw this proverbial "wall of worry" as a long-term tailwind for our value-oriented strategy since we don't wait to be comfortable with the macroeconomic outlook before we buy. By the time most investors become comfortable, the easy money has been made — indicating that by then it's in fact time to exercise caution. In this way, the market volatility provided us with the opportunity to add to a number of underperforming stocks at what we believed were attractive valuations.

Ten Largest Equity Holdings at August 31, 2012 (22.4% of Net Assets)	Country	Percent
1. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.4%
2. Yamana Gold, Inc. An intermediate gold producer with production, development stage and exploration properties	Canada	2.3%
3. BAE Systems PLC Develops and supports advanced defense and aerospace systems	United Kingdom	2.3%
4. Agrium, Inc. Supplies nitrogen, potash and phosphate for agricultural, industrial and speciality use	Canada	2.2%
5. Banco Bilbao Vizcaya Argentaria SA Attracts deposits and offers investment banking services	Spain	2.2%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.2%
7. Bayer AG Produces and markets health care and agricultural products and polymers	Germany	2.2%
8. LUKOIL OAO Produces, refines, transports and markets oil and gas, mainly from Western Siberia	Russia	2.2%
9. Siemens AG Manufactures a wide range of industrial and consumer products	Germany	2.2%
10. BASF SE Explores for and produces oil and natural gas	Germany	2.2%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 47 for contact information.

We remained focused on selling strong performers that have reached our valuation targets and replacing them with stocks that are more attractively valued. In this way, we seek to continually "freshen up" the portfolio with new ideas. One outcome of this approach is that we are able to maintain attractive valuation characteristics in the fund. The portfolio as a whole was valued at just 9.0 times 12-month earnings estimates at the close of the period, which compared favorably with 10.6 times for the value benchmark.

Overall, we are maintaining our emphasis on what we believe to be high-quality companies with attractive yields and compelling valuations. This, and not the headline-driven, day-to-day movements of the markets, remains our primary focus.

Subadvisor

Dreman Value Management L.L.C. ("DVM"), is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $4.5 billion in assets as of August 31, 2012.

Portfolio Management Team

E. Clifton Hoover, Jr., Chief Investment Officer, Managing Director of Dreman Value Management, L.L.C.

Lead Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Dreman Value Management, L.L.C. in 2006.

• Prior to joining Dreman Value Management, L.L.C., Managing Director and a Portfolio Manager at NFJ Investment Group since 1997.

• Over 25 years of investment industry experience.

• MS, Texas Tech University.

Wesley Wright

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Dreman Value Management, L.L.C. in 2008.

• Responsible for current portfolio holdings for the firm's International Value and All Cap Value products.

• Prior to joining Dreman Value Management. L.L.C., worked as an Equity Analyst at Hillcrest Asset Management.

• BS, Texas A&M University; MBA, SMU Cox School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell Global ex-U.S. Value Index measures the value segment of the of the global equity universe (specifically, companies with lower price-to-book ratios and lower forecasted growth values) excluding securities classified in the United States.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Contribution incorporates both a stock's total return and its weighting in the index.

Cyclical stocks include the automotive, housing and retail industries. The demand for the goods and services produced by these industries relies heavily on the business cycle and economic conditions.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

The price-to-earnings ratio (P/E) compares a company's current share price to its per-share earnings.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	-2.62%	0.64%	-5.98%	-1.55%
Class C	-3.39%	-0.09%	-6.68%	-2.27%
Russell Global ex-U.S. Value Index†	-2.76%	1.49%	-4.77%	-0.29%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-8.22%	-1.33%	-7.09%	-2.49%
Class C (max 1.00% CDSC)	-3.39%	-0.09%	-6.68%	-2.27%
Russell Global ex-U.S. Value Index†	-2.76%	1.49%	-4.77%	-0.29%
No Sales Charges
Class S	-2.42%	0.92%	-5.74%	-1.28%
Institutional Class	-2.43%	0.87%	-5.77%	-1.29%
Russell Global ex-U.S. Value Index†	-2.76%	1.49%	-4.77%	-0.29%

* The Fund commenced operations on July 5, 2006. The performance shown for the index is for the time period of June 30, 2006 through August 31, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 20, 2011 are 1.57%, 2.37%, 1.39% and 1.28% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. The performance shown for the index is for the time period of June 30, 2006 through August 31, 2012, which is based on the performance period of the life of the Fund. On June 21, 2010, the Fund was renamed DWS Dreman International Value Fund. Prior to June 21, 2010, the Fund was known as DWS International Value Opportunities Fund.

† The Russell Global ex-U.S. Value Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/12	$8.11	$8.05	$8.14	$8.14
8/31/11	$8.53	$8.49	$8.56	$8.56
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.18	$.14	$.20	$.20

Morningstar Rankings — Foreign Large Value Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	258	of	366	70
3-Year	211	of	323	65
5-Year	130	of	255	51
Class C 1-Year	276	of	366	75
3-Year	247	of	323	76
5-Year	181	of	255	71
Class S 1-Year	247	of	366	67
3-Year	196	of	323	60
5-Year	115	of	255	45
Institutional Class 1-Year	248	of	366	67
3-Year	198	of	323	61
5-Year	117	of	255	46

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Shares	Value ($)

Common Stocks 96.7%
Australia 2.0%
BHP Billiton Ltd. (ADR) (a) (Cost $3,007,896)	36,839	2,424,006
Belgium 1.7%
Delhaize Group SA (ADR) (Cost $3,569,569)	53,008	2,100,177
Bermuda 1.6%
Marvell Technology Group Ltd. (b) (Cost $2,851,559)	193,095	1,965,707
Brazil 3.7%
Petroleo Brasileiro SA (ADR) (a)	113,851	2,406,810
Vale SA (ADR)	124,938	2,045,235
(Cost $6,189,835)		4,452,045
Canada 10.1%
Agrium, Inc.	27,588	2,714,108
Barrick Gold Corp. (a)	56,685	2,183,506
Kinross Gold Corp.	245,004	2,180,536
Suncor Energy, Inc.	76,036	2,378,406
Yamana Gold, Inc.	165,533	2,835,580
(Cost $12,181,769)		12,292,136
France 3.7%
Societe Generale SA (ADR)*	395,520	2,080,435
Total SA (ADR) (a)	48,150	2,400,759
(Cost $6,500,105)		4,481,194
Germany 8.6%
Allianz SE (ADR)	233,580	2,543,686
BASF SE (ADR)	33,872	2,624,064
Bayer AG (ADR)	34,743	2,687,371
Siemens AG (ADR) (a)	27,872	2,627,772
(Cost $10,986,193)		10,482,893
Hong Kong 1.7%
China Mobile Ltd. (ADR) (a) (Cost $1,918,649)	39,110	2,099,816
India 1.9%
Tata Motors Ltd. (ADR) (a) (Cost $2,485,397)	106,848	2,256,630
Israel 2.0%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $2,921,780)	60,735	2,403,891
Italy 2.1%
Eni SpA (ADR) (a) (Cost $2,697,442)	57,718	2,545,941
Japan 10.9%
Canon, Inc. (ADR)	68,987	2,296,577
Komatsu Ltd. (ADR)	97,733	1,929,249
Mitsubishi UFJ Financial Group, Inc. (ADR)	479,515	2,176,998
Nippon Telegraph & Telephone Corp. (ADR)	103,291	2,384,989
Nomura Holdings, Inc. (ADR)	637,012	2,121,250
Sumitomo Mitsui Financial Group, Inc. (ADR)	363,144	2,258,756
(Cost $15,216,927)		13,167,819
Korea 4.4%
KB Financial Group, Inc. (ADR)	74,962	2,425,770
SK Telecom Co., Ltd. (ADR)	200,687	2,877,852
(Cost $6,540,246)		5,303,622
Netherlands 4.0%
ING Groep NV (ADR)* (a)	326,087	2,471,740
Royal Dutch Shell PLC (ADR) (a)	34,790	2,434,256
(Cost $5,816,750)		4,905,996
Norway 2.0%
Statoil ASA (ADR) (a) (Cost $2,449,572)	93,610	2,393,608
Russia 4.3%
Gazprom OAO (ADR) (c)	254,969	2,483,143
LUKOIL OAO (ADR) (a)	47,086	2,675,427
(Cost $6,228,568)		5,158,570
Spain 6.0%
Banco Bilbao Vizcaya Argentaria SA (ADR) (a)	358,571	2,700,040
Banco Santander SA (ADR) (a)	363,635	2,559,990
Telefonica SA (ADR) (a)	160,875	2,020,590
(Cost $10,621,560)		7,280,620
Switzerland 7.5%
ABB Ltd. (ADR)*	143,957	2,493,335
Credit Suisse Group AG (ADR) (a)	104,126	2,005,467
Foster Wheeler AG* (b)	116,747	2,556,759
UBS AG (Registered)* (a) (d)	185,064	2,063,464
(Cost $11,115,752)		9,119,025
United Kingdom 18.5%
AstraZeneca PLC (ADR) (a)	53,292	2,493,533
BAE Systems PLC (ADR) (a)	134,721	2,742,920
Barclays PLC (ADR) (a)	189,600	2,205,048
BP PLC (ADR)	58,189	2,447,429
Carnival PLC (ADR) (a)	67,929	2,319,096
HSBC Holdings PLC (ADR)	61,678	2,691,011
Smith & Nephew PLC (ADR) (a)	47,549	2,511,538
Tesco PLC (ADR) (a)	153,206	2,468,149
Vodafone Group PLC (ADR)	88,336	2,554,677
(Cost $24,459,689)		22,433,401
Total Common Stocks (Cost $137,759,258)		117,267,097

Preferred Stock 2.1%
Brazil
Itau Unibanco Holding SA (ADR) (Cost $2,258,818))	159,389	2,519,940

Securities Lending Collateral 31.2%
Daily Assets Fund Institutional, 0.23% (e) (f) (Cost $37,888,221)	37,888,221	37,888,221

Cash Equivalents 0.9%
Central Cash Management Fund, 0.14% (e) (Cost $1,088,756)	1,088,756	1,088,756

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $178,995,053)†	130.9	158,764,014
Other Assets and Liabilities, Net	(30.9)	(37,433,506)
Net Assets	100.0	121,330,508

* Non-income producing security

† The cost for federal income tax purposes was $179,912,384. At August 31, 2012, net unrealized depreciation for all securities based on tax cost was $21,148,370. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,675,888 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,824,258.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2012 amounted to $37,389,501, which is 30.8% of net assets.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) Listed on the London Stock Exchange.

(d) Listed on the New York Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Preferred Stock
Australia	$2,424,006	$—	$—	$2,424,006
Belgium	2,100,177	—	—	2,100,177
Bermuda	1,965,707	—	—	1,965,707
Brazil	6,971,985	—	—	6,971,985
Canada	12,292,136	—	—	12,292,136
France	4,481,194	—	—	4,481,194
Germany	10,482,893	—	—	10,482,893
Hong Kong	2,099,816	—	—	2,099,816
India	2,256,630	—	—	2,256,630
Israel	2,403,891	—	—	2,403,891
Italy	2,545,941	—	—	2,545,941
Japan	13,167,819	—	—	13,167,819
Korea	5,303,622	—	—	5,303,622
Netherlands	4,905,996	—	—	4,905,996
Norway	2,393,608	—	—	2,393,608
Russia	2,675,427	2,483,143	—	5,158,570
Spain	7,280,620	—	—	7,280,620
Switzerland	9,119,025	—	—	9,119,025
United Kingdom	22,433,401	—	—	22,433,401
Short-Term Investments (g)	38,976,977	—	—	38,976,977
Total	$156,280,871	$2,483,143	$—	$158,764,014

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $140,018,076) — including $37,389,501 of securities loaned	$119,787,037
Investment in Daily Assets Fund Institutional (cost $37,888,221)*	37,888,221
Investment in Central Cash Management Fund (cost $1,088,756)	1,088,756
Total investments in securities, at value (cost $178,995,053)	158,764,014
Cash	158
Receivable for Fund shares sold	515,916
Dividends receivable	282,322
Interest receivable	8,297
Foreign taxes recoverable	48,688
Due from Advisor	6,695
Other assets	29,848
Total assets	159,655,938
Liabilities
Payable upon return of securities loaned	37,888,221
Payable for Fund shares redeemed	167,076
Accrued management fee	81,431
Accrued Directors' fees	1,486
Other accrued expenses and payables	187,216
Total liabilities	38,325,430
Net assets, at value	$121,330,508
Net Assets Consist of
Undistributed net investment income	191,309
Net unrealized appreciation (depreciation) on: Investments	(20,231,039)
Foreign currency	(8)
Accumulated net realized gain (loss)	(57,715,622)
Paid-in capital	199,085,868
Net assets, at value	$121,330,508

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($51,413,475 ÷ 6,337,119 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$8.11
Maximum offering price per share (100 ÷ 94.25 of $8.11)	$8.60
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,686,809 ÷ 1,575,320 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$8.05
Class S Net Asset Value, offering and redemption price(a) per share ($52,397,541 ÷ 6,435,849 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$8.14
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,832,683 ÷ 593,446 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$8.14

(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $399,967)	$3,821,049
Income distributions — Central Cash Management Fund	1,504
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	135,374
Total income	3,957,927
Expenses: Management fee	891,716
Administration fee	111,465
Services to shareholders	196,975
Distribution and service fees	256,043
Custodian fee	34,276
Professional fees	72,963
Reports to shareholders	43,712
Registration fees	83,661
Directors' fees and expenses	7,135
Other	16,952
Total expenses before expense reductions	1,714,898
Expense reductions	(54,009)
Total expenses after expense reductions	1,660,889
Net investment income	2,297,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,600,791
Foreign currency	(200)
1,600,591
Change in net unrealized appreciation (depreciation) on: Investments	(8,169,509)
Foreign currency	(77)
(8,169,586)
Net gain (loss)	(6,568,995)
Net increase (decrease) in net assets resulting from operations	$(4,271,957)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$2,297,038	$1,934,258
Net realized gain (loss)	1,600,591	3,425,784
Change in net unrealized appreciation (depreciation)	(8,169,586)	(11,602,153)
Net increase (decrease) in net assets resulting from operations	(4,271,957)	(6,242,111)
Distributions to shareholders from: Net investment income: Class A	(1,168,642)	(772,037)
Class C	(231,902)	(102,471)
Class S	(982,377)	(604,704)
Institutional Class	(122,474)	(58,917)
Total distributions	(2,505,395)	(1,538,129)
Fund share transactions: Proceeds from shares sold	93,209,868	146,961,478
Reinvestment of distributions	2,124,166	1,330,454
Payments for shares redeemed	(88,813,233)	(54,093,505)
Redemption fees	4,795	8,650
Net increase (decrease) in net assets from Fund share transactions	6,525,596	94,207,077
Increase (decrease) in net assets	(251,756)	86,426,837
Net assets at beginning of year	121,582,264	35,155,427
Net assets at end of period (including undistributed net investment income of $191,309 and $399,866, respectively)	$121,330,508	$121,582,264

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended August 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.53	$7.77	$8.29	$10.66	$12.27
Income (loss) from investment operations: Net investment income (loss)a	.16	.21	.12	.12	.14
Net realized and unrealized gain (loss)	(.40)	.71	b	(.64)	(2.23)	(1.41)
Total from investment operations	(.24)	.92	(.52)	(2.11)	(1.27)
Less distributions from: Net investment income	(.18)	(.16)	—	(.26)	(.09)
Net realized gains	—	—	—	—	(.25)
Total distributions	(.18)	(.16)	—	(.26)	(.34)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.11	$8.53	$7.77	$8.29	$10.66
Total Return (%)c,d	(2.62)	11.67	(6.27)	(19.27)	(10.72)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	59	18	22	5
Ratio of expenses before expense reductions (%)	1.52	1.57	1.91	3.03	2.43
Ratio of expenses after expense reductions (%)	1.50	1.51	1.50	1.53	1.61	e
Ratio of net investment income (loss) (%)	1.99	2.27	1.42	1.61	1.17
Portfolio turnover rate (%)	60	46	314	129	197
a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
c Total return does not reflect the effect of any sales charges.
d Total returns would have been lower had certain expenses not been reduced.
e Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% for the year ended August 31, 2008.
* Amount is less than $.005.

Years Ended August 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.49	$7.71	$8.28	$10.64	$12.25
Income (loss) from investment operations: Net investment income (loss)a	.10	.14	.06	.06	.05
Net realized and unrealized gain (loss)	(.40)	.70	b	(.63)	(2.21)	(1.41)
Total from investment operations	(.30)	.84	(.57)	(2.15)	(1.36)
Less distributions from: Net investment income	(.14)	(.06)	—	(.21)	—
Net realized gains	—	—	—	—	(.25)
Total distributions	(.14)	(.06)	—	(.21)	(.25)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.05	$8.49	$7.71	$8.28	$10.64
Total Return (%)c,d	(3.39)	10.85	(6.88)	(19.86)	(11.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	16	8	13	3
Ratio of expenses before expense reductions (%)	2.31	2.37	2.62	3.76	3.16
Ratio of expenses after expense reductions (%)	2.25	2.27	2.25	2.28	2.37	e
Ratio of net investment income (loss) (%)	1.29	1.51	.67	.86	.41
Portfolio turnover rate (%)	60	46	314	129	197
a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
c Total return does not reflect the effect of any sales charges.
d Total returns would have been lower had certain expenses not been reduced.
e Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% for the year ended August 31, 2008.
* Amount is less than $.005.

Years Ended August 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.56	$7.80	$8.30	$10.67	$12.27
Income (loss) from investment operations: Net investment income (loss)a	.19	.23	.14	.14	.17
Net realized and unrealized gain (loss)	(.41)	.72	b	(.64)	(2.23)	(1.41)
Total from investment operations	(.22)	.95	(.50)	(2.09)	(1.24)
Less distributions from: Net investment income	(.20)	(.19)	—	(.28)	(.11)
Net realized gains	—	—	—	—	(.25)
Total distributions	(.20)	(.19)	—	(.28)	(.36)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.14	$8.56	$7.80	$8.30	$10.67
Total Return (%)c	(2.42)	12.07	(6.02)	(18.97)	(10.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	41	7	12	4
Ratio of expenses before expense reductions (%)	1.35	1.39	1.71	2.86	2.27
Ratio of expenses after expense reductions (%)	1.25	1.26	1.24	1.28	1.37	d
Ratio of net investment income (loss) (%)	2.39	2.52	1.68	1.86	1.41
Portfolio turnover rate (%)	60	46	314	129	197
a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
c Total returns would have been lower had certain expenses not been reduced.
d Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% for the year ended August 31, 2008.
* Amount is less than $.005.

Years Ended August 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.56	$7.79	$8.30	$10.67	$12.27
Income (loss) from investment operations: Net investment income (loss)a	.17	.23	.13	.14	.17
Net realized and unrealized gain (loss)	(.39)	.72	b	(.64)	(2.23)	(1.40)
Total from investment operations	(.22)	.95	(.51)	(2.09)	(1.23)
Less distributions from: Net investment income	(.20)	(.18)	—	(.28)	(.12)
Net realized gains	—	—	—	—	(.25)
Total distributions	(.20)	(.18)	—	(.28)	(.37)
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$8.14	$8.56	$7.79	$8.30	$10.67
Total Return (%)c	(2.43)	12.07	(6.14)	(19.05)	(10.56)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	2	5	7
Ratio of expenses before expense reductions (%)	1.26	1.28	1.49	2.67	2.11
Ratio of expenses after expense reductions (%)	1.25	1.27	1.34	1.27	1.37	d
Ratio of net investment income (loss) (%)	2.13	2.51	1.58	1.87	1.41
Portfolio turnover rate (%)	60	46	314	129	197
a Based on average shares outstanding during the period.
b The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 2011 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
c Total returns would have been lower had certain expenses not been reduced.
d Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% for the year ended August 31, 2008.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman International Value Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $56,798,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2016 ($14,976,000), August 31, 2017 ($2,931,000) and August 31, 2018 ($38,891,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal periods remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$191,309
Capital loss carryforward	$(56,798,000)
Net unrealized appreciation (depreciation) on investments	$(21,148,370)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from ordinary income	$2,505,395	$1,538,129

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $74,618,040 and $67,551,746, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

Accordingly, for the year ended August 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

For the period from September 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.25%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.59%
Class C	2.34%
Class S	1.34%
Institutional Class	1.34%

In addition, effective October 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.25%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $111,465, of which $10,179 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2012
Class A	$15,067	$6,381	$—
Class C	4,060	4,060	—
Class S	26,628	26,628	—
Institutional Class	784	524	260
	$46,539	$37,593	$260

For the year ended August 31, 2012, the Advisor reimbursed $13,174 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2012, the Distribution Fee was as follows.
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class C	$101,969	$7,927

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$120,170	$—	$30,270	.24%
Class C	33,904	3,242	5,472	.23%
	$154,074	$3,242	$35,742

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012 aggregated $8,725.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2012, DIDI received $10,453 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended August 31, 2012, DIDI received $841 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,595, of which $6,094 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,318,143	$26,446,864	6,505,381	$60,673,594
Class C	486,619	3,921,495	1,293,763	12,125,006
Class S	7,253,317	58,918,483	6,742,577	63,321,275
Institutional Class	487,121	3,923,026	1,137,854	10,841,603
		$93,209,868		$146,961,478
Shares issued to shareholders in reinvestment of distributions
Class A	146,125	$1,119,015	80,185	$731,297
Class C	23,215	177,611	8,639	78,600
Class S	91,978	705,768	50,742	465,163
Institutional Class	15,819	121,772	6,048	55,394
		$2,124,166		$1,330,454
Shares redeemed
Class A	(4,065,955)	$(32,594,495)	(1,955,682)	$(17,443,406)
Class C	(799,999)	(6,356,747)	(486,719)	(4,363,690)
Class S	(5,651,039)	(44,803,587)	(2,976,841)	(26,387,620)
Institutional Class	(606,609)	(5,058,404)	(691,854)	(5,898,789)
		$(88,813,233)		$(54,093,505)
Redemption fees		$4,795		$8,650
Net increase (decrease)
Class A	(601,687)	$(5,025,718)	4,629,884	$43,961,580
Class C	(290,165)	(2,257,634)	815,683	7,839,916
Class S	1,694,256	14,822,544	3,816,478	37,407,210
Institutional Class	(103,669)	(1,013,596)	452,048	4,998,371
		$6,525,596		$94,207,077

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Dreman International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Dreman International Value Fund (the "Fund") at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$922.10	$918.70	$922.90	$922.90
Expenses Paid per $1,000*	$7.25	$10.85	$6.04	$6.04
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,017.60	$1,013.83	$1,018.85	$1,018.85
Expenses Paid per $1,000*	$7.61	$11.39	$6.34	$6.34

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Dreman International Value Fund	1.50%	2.25%	1.25%	1.25%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid foreign taxes of $184,119 and earned $937,970 of foreign source income during the year ended August 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended August 31, 2012.

For federal income tax purposes, the Fund designates $4,643,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDIVF-2
(R-023988-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN INTERNATIONAL VALUE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$57,474	$0	$0	$1,588
2011	$55,508	$0	$0	$2,162

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$1,588	$56,300	$0	$57,888
2011	$2,162	$0	$0	$2,162

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman International Value Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012